SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LITMAN GREGORY FUNDS TRUST

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Litman Gregory Funds Trust

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

March 25, 2021

Dear Shareholders of Litman Gregory Funds Trust (the “Trust”),

The enclosed Proxy Statement discusses two proposals to be voted upon by shareholders of the Trust. Please review the Proxy Statement and cast your vote on each of the proposals. After considering each of the proposals, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved each proposal. The Board recommends that shareholders vote FOR each proposal.

Litman Gregory Fund Advisors, LLC (the “Advisor” or “LGFA”) has served as the investment adviser to each series of the Trust (collectively, the “Funds”) since their respective inception dates. As discussed in more detail in the enclosed Proxy Statement, on March 5, 2021, Litman Gregory Asset Management, LLC (“LGAM”), the parent company of LGFA, and LGAM’s shareholders, entered into an agreement (the “Transaction Agreement”) with iM Global Partner US, LLC (“iMGPUS”), a wholly-owned subsidiary of iM Global Partner SAS (“iMGP”), whereby iMGPUS will purchase the membership interests of LGAM (the “Transaction”). The closing of the Transaction, which is subject to customary conditions (the “Closing”), is currently expected to occur during the second quarter of 2021 and after the shareholder meeting that is being called pursuant to these proxy materials. The Transaction is not expected to result in any material change in the day-to-day management of the Funds and the Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Funds. LGFA’s business is expected to continue to operate, as part of iMGP, and the Advisor expects that its overall management will be strengthened by the resources and expertise that iMGP can provide to LGFA.

If successful, the Closing will result in an indirect change of control of LGFA (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the existing investment advisory agreement between the Funds and the Advisor contains a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the existing investment advisory agreement, triggering the automatic termination of the agreement. In order for the management of the Funds to continue uninterrupted after the consummation of the Transaction, you are being asked to approve a new investment advisory agreement between the Funds and the Advisor. Subject to obtaining shareholder approval of the new investment advisory agreement, the Advisor would continue to act as the investment adviser to the Funds, with no break in the continuity of its investment advisory services to the Funds.

Under the new investment advisory agreement, the Advisor will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives or investment strategies will change as a result of the Transaction. As noted above, the investment advisory personnel who currently manage the Funds are expected to continue to do so after Closing. In addition, if elected, the Trustees will continue in their positions after Closing.

At a special meeting held on February 18, 2021, the Board approved a new investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, that will take effect immediately upon Closing.

Each investment sub-advisory agreement between the Advisor and each of the Funds’ sub-advisors (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) will also terminate as a result of the Transaction. At its meeting on February 18, 2021, the Board also approved new sub-advisory agreements between the Advisor and each Sub-Advisor, on substantially the same terms as the existing sub-advisory agreements, to take effect at the same time as the new investment advisory agreement. Therefore there will not be any disruption in the portfolio management services provided to the Funds by the Sub-Advisors. The Trust and the Advisor have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Advisor, subject to the approval of and oversight by the Board, to enter into sub-advisory agreements with sub-advisors with which it is not affiliated without shareholder approval. Therefore, no action is required by shareholders with respect to the sub-advisory agreements.

The Transaction will NOT: alter your Fund’s investment objectives and strategies; change the name of your Fund; alter the number of shares you own of your Fund; or cause a change to the advisory (or sub-advisory) fees charged.

You are also being asked to elect five Trustees to the Board. The nominees are Julie Allecta, Thomas W. Bird, Jennifer M. Borggaard, Jonathan W. DePriest and Jeffrey K. Seeley. Ms. Allecta is currently serving on the Board and has been serving as a Trustee continuously since her appointment by the Board in 2013. The Board has nominated these five Trustees for election to the Board and believes that it is in the best interests of the Trust and its shareholders to elect them to the Board.

I am excited about the future of LGFA and the continued service to the Trust by the management and investment teams that we have put together over the past 25 years. I ask that you cast a positive vote for: (1) the new investment advisory agreement between the Trust, on behalf of the Funds, and LGFA; and (2) the election of Julie Allecta, Thomas W. Bird, Jennifer M. Borggaard, Jonathan W. DePriest and Jeffrey K. Seeley to the Board.

It is very important that we receive your vote before May 14, 2021. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

●	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

●	PHONE: Call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

●	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please contact AST Fund Solutions, LLC at 1-800-628-8536.

Sincerely,

/s/ Jeremy L. DeGroot

Jeremy L. DeGroot
President of the Trust

LITMAN GREGORY FUNDS TRUST

PartnerSelect Equity Fund (formerly, Litman Gregory Masters Equity Fund)

PartnerSelect International Fund (formerly, Litman Gregory Masters International Fund)

PartnerSelect Alternative Strategies Fund (formerly, Litman Gregory Masters Alternative Strategies Fund)

PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund)

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Oldfield International Value Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of PartnerSelect Equity Fund, PartnerSelect International Fund, PartnerSelect Alternative Strategies Fund, PartnerSelect High Income Alternatives Fund, PartnerSelect SBH Focused Small Value Fund, and PartnerSelect Oldfield International Value Fund (collectively, the “Funds”), each a series of Litman Gregory Funds Trust (the “Trust”), will be held at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021.

The purpose of the Meeting is to consider and act upon the following proposals:

1.	to approve an investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor;

2.	to elect five Trustees to the Board of Trustees of the Trust (the “Board”); and

3.	to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on Thursday, March 18, 2021 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By order of the Board,

/s/ Stephen M. Savage

Stephen M. Savage
Secretary

Dated: March 25, 2021

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote through the Internet or by phone by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LITMAN GREGORY FUNDS TRUST

PartnerSelect Equity Fund (formerly, Litman Gregory Masters Equity Fund)

PartnerSelect International Fund (formerly, Litman Gregory Masters International Fund)

PartnerSelect Alternative Strategies Fund (formerly, Litman Gregory Masters Alternative Strategies Fund)

PartnerSelect High Income Alternatives Fund (formerly, Litman Gregory Masters High Income Alternatives Fund)

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Oldfield International Value Fund

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

1-800-960-0188

TO BE HELD ON MAY 14, 2021

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) and each of its series, PartnerSelect Equity Fund (the “Equity Fund”), PartnerSelect International Fund (the “International Fund”), PartnerSelect Alternative Strategies Fund (the “Alternative Strategies Fund”), PartnerSelect High Income Alternatives Fund (the “High Income Alternatives Fund”), PartnerSelect SBH Focused Small Value Fund (the “SBH Focused Small Value Fund”), and PartnerSelect Oldfield International Value Fund (the “Oldfield International Value Fund”) (each, a “Fund,” and collectively, the “Funds”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, at the offices of Litman Gregory Fund Advisors, LLC (the “Advisor” or “LGFA”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 or any adjournment(s) thereof.

Only shareholders of record as of the close of business on Thursday, March 18, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about March 25, 2021. The Meeting is being held to vote on the following proposals (the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournment(s) thereof:

PROPOSAL 1.	To approve an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor.

PROPOSAL 2.	To elect five Trustees to the Board.

PROPOSAL 3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” AS

DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OF THE TRUST

(THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

EACH PROPOSAL.

The Notice of Meeting and Proxy Statement are available at https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf. Enter the control number provided on your Proxy Card and follow the instructions. To obtain directions to attend the Meeting, please call 1-800-960-0188. The Trust will furnish, without charge, a copy of the Funds’ latest annual and/or semi-annual report to a shareholder upon request. For a free copy of such report, call 1-800-960-0188 or visit the Funds’ website at www.partnerslectfunds.com/documents-forms or write to the Funds, c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596.

BACKGROUND ON THE PROPOSALS AND VOTING INFORMATION

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Funds, and the Advisor to enable the Advisor to continue to serve as the investment adviser for each Fund, as more fully described below under “What am I being asked to vote on?” and under Proposal 1. You are also being asked to elect to the Board one Trustee who was appointed by the Board and has yet to be elected by shareholders and another four individuals who were nominated by the Board for election as Trustees. This document includes a Notice of Special Meeting of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

What am I being asked to vote on?

You are being asked to vote on the approval of the New Advisory Agreement and the election of five Trustees of the Trust.

On March 5, 2021, Litman Gregory Asset Management, LLC (“LGAM”), the parent company of LGFA, the investment adviser of the Funds, and LGAM’s shareholders, entered into an agreement (the “Transaction Agreement”) with iM Global Partner US, LLC (“iMGPUS”), a wholly-owned subsidiary of iM Global Partner SAS (“iMGP”), whereby iMGPUS will purchase the membership interests of LGAM (the “Transaction”). iMGPUS is an investment adviser registered with the U.S. Securities and Exchange Commission and is wholly-owned by iMGP, a Paris-based asset management company. The closing of the Transaction (the “Closing”) is currently expected to occur during the second quarter of 2021 and after the Meeting. The Transaction is not expected to result in any material change in the day-to-day management of the Funds and the Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Funds. LGFA’s business is expected to continue to operate, as part of iMGP. The Advisor believes that the Funds and their shareholders will benefit meaningfully from LGFA joining the iMGP platform.

The indirect change of ownership of the Advisor that will result from the Transaction will constitute an “assignment” of the current Unified Investment Advisory Agreement, dated as of April 1, 2013, as amended from time to time, between the Trust, on behalf of the Funds, and the Advisor (the “Current Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore will trigger the automatic termination of the Current Advisory Agreement.

Following the termination of the Current Advisory Agreement, the Advisor may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Advisory Agreement is approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on February 18, 2021 for the purpose of approving the New Advisory Agreement (the “Board Meeting”), the Board, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement, subject to Fund shareholder approval. Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement at the Meeting. There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates.

If shareholders approve the New Advisory Agreement with respect to a Fund, the New Advisory Agreement will take effect upon the closing of the Transaction and management of the Fund by LGFA will continue uninterrupted. If shareholders do not approve the New Advisory Agreement with respect to any Fund, then LGFA will not be permitted to serve as such Fund’s investment adviser after the automatic termination of the Current Advisory Agreement upon the Closing, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

The Board currently consists of three Independent Trustees, Messrs. Frederick A. Eigenbrod, Jr. and Harold M. Shefrin and Ms. Julie Allecta, and one Trustee who is an “interested person” of the Trust within the meaning of the 1940 Act (the “Interested Trustee”), Mr. Jeremy L. DeGroot. Each current Trustee was elected to the Board by shareholders of the Trust, except for Ms. Allecta, who was appointed by the Board in 2013. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies, shareholders are being asked to elect five Trustees, Messrs. Thomas W. Bird and Jonathan W. DePriest and Mses. Allecta and Jennifer M. Borggaard (the “Independent Nominees”), and Mr. Jeffrey K. Seeley (the “Interested Nominee,” and together with the Independent Nominees, the “Nominees”) to the Board at the Meeting. If the Nominees are elected to the Board at the Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees. The Board believes that it is in the best interest of the Trust and its shareholders to continue to rely on the Exemptive Rules. The Board also believes that it is good governance practice to have a majority of its members be Independent Trustees. If at any time less than a majority of the Trustees then holding office were elected by shareholders of the Trust, the Board will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting to elect Trustees as promptly as possible and in any event within 60 days.

How will my approval of Proposal 1 affect the management and operation of the Funds?

The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement. In addition, the Transaction is not expected to result in any personnel change in the Advisor’s management and investment teams serving the Trust. However, there can be no assurance that any particular employee of the Advisor will choose to remain employed by the firm before or after the Closing.

How will my approval of Proposal 1 affect the expenses of the Funds?

The approval of the New Advisory Agreement will not increase the advisory fee rates at which the Advisor will be compensated by the Funds or any Fund’s operating expense ratio. In addition, the approval of the New Advisory Agreement will not result in any change in the fee waivers and/or expense reimbursements currently in place with respect to any Fund.

What are the primary reasons for the retention of LGFA as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, iMGPUS’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership, reputation, and resources, as well as iMGPUS’s stated commitment to maintaining a strong compliance culture. The Transaction is expected to provide LGFA with access to greater financial resources and enhance its research capabilities, which is expected to generate increased research and investment management capabilities of LGFA for use for the Funds, including global research capabilities covering mutual funds, separate accounts and asset allocation models. In addition, the alignment of resources of LGFA and iMGPUS following the Transaction is anticipated to create greater scale and broaden the distribution capabilities of LGFA, which will potentially grow the shareholder base of the Funds and thereby potentially create greater economies of scale for the benefit of existing shareholders. The Board considered the quality of services provided by LGFA, and that the Transaction is not expected to result in any personnel change in the LGFA’s management and investment teams serving the Trust. The Board also considered that the advisory fee rates at which the Advisor will be compensated by the Funds pursuant to the New Advisory Agreement would not increase and that the current fee waivers and/or expense reimbursements with respect to any Fund would not change. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in “Board Recommendation of Approval” under Proposal 1 below in this Proxy Statement.

Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

No. There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates.

Has the Board approved Proposal 1?

Yes. The Board, including a majority of the Independent Trustees, has unanimously approved Proposal 1 and recommends that shareholders also vote to approve Proposal 1.

Why am I being asked to elect five Trustees in Proposal 2?

We are nominating five Trustees for election by shareholders because the election of the Nominees to the Board by shareholders would provide the Board with more flexibility when a vacancy exists on the Board as a result of Trustee resignation or otherwise. The Board also believes that it is in the best interests of the Trust and its shareholders to provide the Board with the flexibility to fill a potential vacancy so that an additional proxy solicitation, which is time intensive and costly, will not be required. Therefore, the Board recommends that shareholders elect the Nominees to the Board.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the Funds, and as such owe fiduciary duties to, and have an obligation to serve the best interests of, the Trust and its shareholders. The Trustees meet at least quarterly to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

What is the affiliation between the Board and LGFA?

The Board currently is composed of three Independent Trustees and one Interested Trustee. Mr. DeGroot is an employee and officer of LGAM and an officer of LGFA. If Proposal 2 is approved, the Board will be composed of six Independent Trustees and two Interested Trustees. The Board will continue to have 75% Independent Trustees and 25% Interested Trustees, the same ratio as currently exists on the Board.

Would the Trustees who currently oversee my Funds change?

Yes, certain changes in Board membership are being proposed. The current Board consists of four trustees: Messrs. Eigenbrod and Shefrin and Ms. Allecta are Independent Trustees and Mr. DeGroot is an Interested Trustee. These Trustees have been serving on the Board continuously since their respective appointment. Shareholders have previously elected Messrs. Eigenbrod, Shefrin and DeGroot, but have not elected Ms. Allecta, who was appointed by the Board in 2013. Messrs. Bird, DePriest and Seeley and Ms. Borggaard were recommended as nominees to the Board by the Nominating Committee of the Board, and the Board approved the nominations. Trustees on the Board will continue to be experienced executives who will meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review Fund performance.

What are the qualifications of Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard?

Mr. Bird is a nominee for election to the Board. Mr. Bird has over thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird currently serves on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. DePriest is a nominee for election to the Board. Mr. DePriest has over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Seeley is a nominee for election to the Board. Mr. Seeley has over twenty-five years of professional experience leading and managing various asset management firms, and has in-depth knowledge of areas including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Allecta has served as a Trustee since 2013 and as lead Independent Trustee since 2021. Ms. Allecta has significant professional experience in the legal field as counsel to various mutual funds and private funds and was appointed to the Board in 2013. Ms. Allecta also has other mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds since 2012, the board of trustees of the Salient MS Trust since 2015, and the board of directors of the Salient Midstream & LLP Fund since 2017. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014.

Ms. Borggaard is a nominee for election to the Board. Ms. Borggaard is an accomplished financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issue including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details fees that have been paid to the Independent Trustees, under “Trustee Compensation” under Proposal 2 below in this Proxy Statement. The Interested Trustees are not compensated by the Trust for their services.

Has the Board approved Proposal 2?

Yes. The Board has unanimously approved Proposal 2 and recommends that shareholders elect the Nominees.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor” or “AST Fund Solutions”) is a company that has been engaged by the Funds to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with the Advisor. The expenses of this solicitation are estimated to be approximately $150,000. In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this solicitation of proxies in connection with the Meeting?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by iMGPUS and LGAM.

Who is eligible to vote?

Only shareholders of record of the Funds as of the close of business on Thursday, March 18, 2021, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of record of each Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each Proposal presented at the Meeting.

How can a quorum be established?

The presence in person or by proxy of 40% of the outstanding shares entitled to vote of a Fund constitutes a quorum for the Meeting for that Fund with respect to Proposal 1. The presence in person or by proxy of 40% of the outstanding shares entitled to vote of the Trust constitutes a quorum for the Meeting with respect to Proposal 2. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

With respect to Proposal 1, the existence of a quorum is considered on a Fund by Fund basis. Accordingly, a quorum may exist for one Fund, enabling action to be taken with respect to Proposal 1 for that Fund, while a quorum may not exist for another Fund, in which case the Meeting with respect to Proposal 1 will be adjourned for that Fund. With respect to Proposal 2, the existence of a quorum is considered with respect to the Trust as a whole.

What vote is required?

Approval of Proposal 1, the approval of the New Advisory Agreement for a Fund, requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares, with each Fund voting separately.

Approval of Proposal 2, the election of five Trustees, requires a plurality of all outstanding shares of the Trust voting, and the five Nominees receiving the most “FOR” votes will be elected (even if less than a majority of the votes cast), provided a quorum is present. Accordingly, each of Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard must be one of the five Nominees receiving the most “FOR” votes in order to be elected. Under the plurality vote standard, a Nominee can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are withheld from the Nominee. Shareholders of all Funds will vote on Proposal 2 together and not by separate Fund or share class.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposal 1 because such Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Abstentions, votes that are withheld, and broker non-votes will have no effect on Proposal 2.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote through the Internet by visiting the Internet site listed on your Proxy Card and following the on-line instructions or by calling the toll-free number listed on your Proxy Card. If you need any assistance to vote your shares or have any questions regarding the Proposals, please call 1-800-628-8536.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” each Proposal and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposals?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting. If we do not receive your vote after several weeks, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your Proxy Card. In the event that, (1) with respect to Proposal 1, a quorum is not present for a Fund at the Meeting or a quorum is present at the Meeting but sufficient votes to approve Proposal 1 for a Fund are not received, or (2) with respect to Proposal 2, a quorum is not present for the Funds at the Meeting, the Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.

No postage is required if mailed in the United States.

You may also vote your proxy through the Internet or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

PROPOSAL 1

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Transaction

The Trust is organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated August 1, 1996, as amended from time to time, and is registered with the SEC as an open-end management investment company. LGFA has served as the investment adviser to each Fund since their respective inception dates. On March 5, 2021, LGAM, the parent company of LGFA, and LGAM’s shareholders, entered into an agreement (the “Transaction Agreement”) with iM Global Partner US, LLC (“iMGPUS”), a wholly-owned subsidiary of iM Global Partner SAS (“iMGP”), whereby iMGPUS will purchase the membership interests of LGAM (the “Transaction”). Litman Gregory Capital Partners, LLC and Rosemont Partners III, LP own 86.34% and 13.66%, respectively, of the membership interests of LGAM. iMGPUS is an investment adviser registered with the SEC and is wholly-owned by iMGP, a Paris-based asset management company. Consummation of the Transaction, which is expected to occur during the second quarter of 2021, will result in iMGPUS having a 100% indirect ownership interest in LGFA. The Transaction will thus result in a change of control of the Advisor under the 1940 Act and, pursuant to Section 2(a)(4) of the 1940 Act, will constitute an “assignment” of the Current Advisory Agreement and therefore will trigger the automatic termination of the Current Advisory Agreement. Although the Transaction will result in a change of control of the Advisor under the 1940 Act, the Transaction is not expected to result in any change in the Advisor’s management and investment teams serving the Trust.

The Board has been informed that iMGPUS, the Trust, and the Advisor have agreed to take certain actions to ensure that the Transaction complies with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” that allows the Advisor to receive any amount or benefit in connection with the Transaction as long as certain conditions are met. First, for a period of three years after the completion of the Transaction, at least 75% of the members of the Board must not be “interested persons” (as defined in the 1940 Act) of the Trust, iMGPUS or the Advisor. Second, an “unfair burden” must not be imposed on the Trust as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto during the two-year period after the completion of the Transaction. The Board is expected to meet the 75% independence requirement following closing of the Transaction as only two Trustees on the Board will be “interested persons” (as defined in the 1940 Act) of the Trust, iMGPUS or the Advisor. With respect to the “unfair burden” requirement, iMGPUS, the Trust, and the Advisor will conduct, and use their reasonable best efforts to cause their affiliates to conduct, relevant aspects of their respective businesses in order to avoid imposing an unfair burden on the Trust during the two-year period after the consummation of the Transaction.

Legal Requirements in Approving the New Advisory Agreement

The indirect change of ownership of the Advisor that will result from the Transaction will constitute an “assignment” of the Current Advisory Agreement under the 1940 Act and therefore will trigger the automatic termination of the Current Advisory Agreement. Following the termination of the Current Advisory Agreement, the Advisor may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Advisory Agreement is approved by a majority of the Independent Trustees and shareholders of each Fund. The Board, including a majority of the Independent Trustees, at the Board Meeting, unanimously approved the New Advisory Agreement, subject to Fund shareholder approval, and the Board recommends that shareholders of each Fund approve the New Advisory Agreement.

If shareholders approve the New Advisory Agreement with respect to a Fund, the New Advisory Agreement will take effect upon the closing of the Transaction and LGFA’s management of that Fund will continue uninterrupted. If shareholders do not approve the New Advisory Agreement with respect to any Fund, then LGFA will not be permitted to serve as such Fund’s investment adviser after the automatic termination of the Current Advisory Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund. If the closing of the Transaction does not occur for any reason, then the Current Advisory Agreement will continue in effect without change, whether or not shareholders approve the New Advisory Agreement at the Meeting or any adjournment(s) thereof.

The Current Advisory Agreement

The Current Advisory Agreement was originally approved by Trust shareholders with respect to the Equity Fund on December 12, 19961, and was last renewed with respect to each Fund other than the Oldfield International Value Fund for an additional one-year term through December 31, 2021 at a Board meeting held on December 4, 2020. The Current Advisory Agreement was approved with respect to the Oldfield International Value Fund for an initial term through December 31, 2021 at a Board meeting held on September 1, 2020. Both approvals included approvals of a majority of the Independent Trustees. The following is a summary of the terms of the Current Advisory Agreement.

Advisory Services. Subject to the general supervision and direction of the Board, LGFA will provide for the overall management of the Funds, including the following:

(i)	furnish each Fund with advice and recommendations with respect to the selection and continued employment of investment managers to manage the actual investment of each Fund’s assets;

(ii)	direct the allocation of each Fund’s assets among such investment managers;

(iii)	oversee the investments made by such investment managers on behalf of each Fund, subject to the ultimate supervision and direction of the Board of Trustees;

(iv)

oversee the actions of the investment managers with respect to voting proxies for each Fund, complying with the proxy voting policies of each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund;

(v)

maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Funds or an investment manager;

(vi)

furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and

(vii)

render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

Payment of Expenses. LGFA is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds; compensating the sub-advisors selected to invest the assets of the Funds (the “Sub-Advisors”); the expenses of printing and distributing copies of the Funds’ combined prospectuses, statements of additional information, and sales and advertising materials to prospective investors; the costs of any special Board meetings or shareholder meetings convened for the primary benefit of LGFA.

The Funds are responsible for all of their own expenses, except for those specifically assigned to LGFA under the Current Advisory Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of

1 Prior to May 28, 2003, each Fund then existing (i.e., the Equity Fund, International Fund, Value Fund and Smaller Companies Fund) had a separate investment advisory agreement with the Advisor (the “Initial Advisory Agreements”). The Initial Advisory Agreements were incorporated into the Current Advisory Agreement as of May 28, 2003, which was subsequently amended to add the Focused Opportunities Fund and Alternative Strategies Fund as series of the Trust. Each Initial Advisory Agreement or the Current Advisory Agreement, as appropriate, with respect to a Fund was submitted for Fund shareholder approval prior to the launch of each Fund, as required pursuant to Section 15(a) of the 1940 Act.

pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Duration and Termination. The Current Advisory Agreement becomes effective with respect to a Fund at the time the Fund commences operations and continues in effect for a period of two years, unless sooner terminated, and thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Independent Trustees who are not parties to the Current Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement may be terminated at any time, without the payment of a penalty, by a Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) upon 60 days’ prior written notice to LGFA or by LGFA upon 60 days’ prior written notice to the Fund.

Limitation on Liability and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

The Current Investment Sub-Advisory Agreements

Each investment sub-advisory agreement between the Advisor and each of the Funds’ sub-advisors (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) will also terminate also as a result of the Transaction. At its meeting on February 18, 2021, the Board approved new sub-advisory agreements between the Advisor and each Sub-Advisor, on substantially the same terms as the existing sub-advisory agreements, to take effect at the same time as the New Advisory Agreement. Therefore there will not be any disruption in the portfolio management services provided to the Funds by the Sub-Advisors. No action is required by shareholders with respect to the sub-advisory agreements.

Compensation Paid to LGFA

Under the Current Advisory Agreement, LGFA is entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by LGFA as investment adviser to the Funds.

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Over $4 billion	1.20%
High Income Alternatives Fund	Up to $1 billion	0.95%
	Between $1 and $2 billion	0.925%
	Between $2 and $3 billion	0.90%
	Between $3 and $4 billion	0.875%
	Over $4 billion	0.85%

Fund	Advisory Fee (as a percentage of net assets)
SBH Focused Small Value Fund	All net assets	1.00%
Oldfield International Value Fund	All net assets	0.70%

For the fiscal year ended December 31, 2020, the Funds paid LGFA advisory fees net of waivers in the amounts shown below.

Fund	Advisory Fees Paid to the Advisor, Net of Waivers
Equity Fund	$2,371,383
International Fund	$2,594,315
Alternative Strategies Fund	$17,552,627
High Income Alternatives Fund	$196,941
SBH Focused Small Value Fund*	$3,813
Oldfield International Value Fund**	($30,338)

* The SBH Focused Small Value Fund commenced operations on July 31, 2020.

** The Oldfield International Value Fund commenced operations on November 30, 2020.

The Advisor has voluntarily agreed to waive a portion of its advisory fees for certain Funds pursuant to a Restated Contractual Advisory Fee Waiver Agreement, effective as of October 30, 2020, as amended from time to time, by and between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”). Any fees waived under the Fee Waiver Agreement are not subject to the recoupment by the Advisor. The Advisor may voluntarily waive its advisory fees or reimburse operating expenses for one or more Funds in addition to the advisory fees waived pursuant to the Fee Waiver Agreement. For the fiscal year ended December 31, 2020, the Advisor waived or reimbursed in the aggregate the following amounts for the Funds.

Fund	Amounts Waived or Reimbursed by the Advisor
Equity Fund	$280,259
International Fund	$693,838
Alternative Strategies Fund	$4,326,909
High Income Alternatives Fund	$616,326
SBH Focused Small Value Fund*	$85,492
Oldfield International Value Fund**	$36,009

* The SBH Focused Small Value Fund commenced operations on July 31, 2020.

** The Oldfield International Value Fund commenced operations on November 30, 2020.

Information about LGFA

LGFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. LGFA’s principal office is located at 1676 N. California Blvd., Suite 500, Walnut Creek, CA 94596. As of December 31, 2020, LGFA managed approximately $2.2 billion of investment assets. LGFA is wholly-owned by LGAM and will, upon the Change of Control, be indirectly wholly-owned by iMGPUS.

The following table sets forth the name and principal occupation(s) of each current member and principal executive officer of LGFA. The address of each individual listed in the table below is 1676 N. California Blvd., Suite 500, Walnut Creek, CA 94596.

Name	Principal Occupation(s)
Stephen M. Savage	President of the Advisor
Jeremy L. DeGroot	Chief Investment Officer of the Advisor
Kenneth E. Gregory	Chairman of the Advisor
John M. Coughlan	Chief Operating Officer and Chief Compliance Officer of the Advisor
Litman Gregory Asset Management, LLC	Member of the Advisor

The following table sets forth the Trustees and officers of the Funds who are also an officer, employee or member of LGFA.

Name	Position with the Trust	Position with the Advisor
Jeremy L. DeGroot	President and Trustee	Chief Investment Officer
Stephen M. Savage	Secretary	President
John M. Coughlan	Treasurer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of LGFA prior to the completion of the Transaction.

Name	% of Voting Securities Held
Litman Gregory Asset Management, LLC
Kenneth E. Gregory	20.49%
Craig A. Litman	11.40%
Rosemont Partners III, LP	13.65%
Litman Gregory Capital Partners, LLC
Kenneth E. Gregory	23.73%
Craig A. Litman	13.20%

Comparison of the Current Advisory Agreement and the New Advisory Agreement

There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective effective dates. In particular, the advisory services to be provided by LGFA and the advisory fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement. A copy of a form of the New Advisory Agreement is attached hereto as Exhibit A, and any discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Board Recommendation of Approval

The Board, including the Independent Trustees, met on February 10, 2021 and February 18, 2021 (collectively, the “Board Meeting”) to evaluate, among other matters, the Transaction, as well as LGFA, iMGPUS and iMGP, and to determine whether to approve the New Advisory Agreement in respect of each Fund, and to recommend approval to the Funds’ shareholders. At the Board Meeting and throughout the process of considering the Transaction, the Independent Trustees were assisted in their review, and were advised, by independent legal counsel and met with counsel in executive sessions separate from representatives of the Advisor.

In determining to approve the New Advisory Agreement, the Independent Trustees and the Board considered that they had renewed, with respect to each Fund other than the Oldfield International Value Fund, and approved, with respect to the Oldfield International Value Fund, the Current Advisory Agreement, the terms of which are substantially identical to the New Advisory Agreement, at Board meetings held on December 4, 2020 and September 1, 2020, respectively (collectively, the “Prior 15(c) Meeting”).

Prior to the Board Meeting, the Independent Trustees requested certain detailed information from the Advisor and iMGPUS regarding the Transaction, the Funds and the New Advisory Agreement, and reviewed their responses thereto. The Board communicated with senior representatives of LGFA, iMGPUS and iMGP regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders. In this regard, the Trustees spoke with representatives of LGFA, iMGPUS and iMGP during the Board Meeting and, with respect to the Independent Trustees, in private sessions to discuss the anticipated effects of the Transaction.

The materials provided by the Advisor were extensive. In addition, the Board also received information about the Funds throughout the year, which included a wide variety of materials relating to the services provided by the Advisor and the applicable Sub-Advisors, including information relating to each Fund’s current investment objectives, investment results, portfolio composition, advisory fee and expense comparisons; information on the performance achieved by the Sub-Advisors for the Funds in comparison to that achieved for other accounts (including, if applicable, other mutual funds) managed by the Sub-Advisors; and financial and profitability information regarding the Advisor. Throughout the course of the year, the Board also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, the Advisor’s financial condition and profitability, compliance monitoring, and the personnel at the Advisor and the applicable Sub-Advisors providing investment management and administrative services to the Funds.

The Advisor also provided information relating to the New Advisory Agreement, including, but not limited to, the Transaction, the expected benefits and costs to shareholders of the Funds, the expected management and operation of the Advisor after the Transaction, and the Advisor’s management and investment teams serving the Funds. In addition to the information furnished by the Advisor, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Advisory Agreement as well as considerations relevant to the Transaction.

During the Board Meeting, the representatives of LGFA indicated their belief, based on discussions with iMGPUS, that the Transaction would not adversely affect (i) the continued operation of the Funds; or (ii) the capabilities of the senior personnel and investment advisory personnel of the Advisor who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. LGFA recommended that the Board approve the New Advisory Agreement and that the Board recommend that shareholders approve the New Advisory Agreement.

At the Board Meeting, the Independent Trustees discussed the approval of the New Advisory Agreement with the Advisor’s representatives. The Independent Trustees were represented by independent legal counsel and met separately in an executive session with the independent legal counsel present. During the executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Advisor at the request of the independent legal counsel for the Independent Trustees. The information provided to the Board at the Board Meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Independent Trustees’ and the Board’s determinations. The Board and the Independent Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to approve the New Advisory Agreement. Rather, the Board and the Independent Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board), and the conclusions thereto that formed the basis for approving the New Advisory Agreement, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

Nature, extent and quality of services. The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees discussed the high level of Sub-Advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Advisor’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor and LGAM, including the Interested Trustees, were also shareholders of the Funds.

The Independent Trustees then considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve potential conflicts of interest with each Fund. The Independent Trustees expressed appreciation for the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations. The Independent Trustees discussed the Advisor’s commitment to compliance at length in a private session with senior management of the Advisor. The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Advisor to the Funds under the Current Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

The Independent Trustees considered that the nature, extent and quality of the services provided to the Funds by the Advisor, including the personnel of the Advisor’s management and investment teams serving the Funds, were expected to remain unchanged after the change of control of the Advisor that would result from the completion of the Transaction.

Investment results. The Independent Trustees recalled their discussions during the Prior 15(c) Meeting and reviewed the recent and since inception performance of each Fund relative to its respective benchmark(s) and peer groups of funds. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within the various Funds. The Independent Trustees noted that, with the exception of the SBH Focused Small Value Fund and the Oldfield International Value Fund, which commenced operations on July 31, 2020 and November 30, 2020, respectively, they believed that it was appropriate to focus on longer term performance as opposed to short-term results and therefore focused their review of investment results on periods of one year or longer. The Independent Trustees focus on longer-term performance because it is the Advisor’s objective to hire Sub-Advisors who it believes can deliver strong market cycle returns when taking risk into account, noting that a full market cycle is usually three to five years, but can vary considerably. The Independent Trustees viewed the available short-term performance for the SBH Focused Small Value Fund and the Oldfield International Value Fund as satisfactory, but of limited value given the relatively recent commencement of operations of those Funds.

The Independent Trustees considered the investment results of each Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. In assessing relative performance and fees and expenses, the Independent Trustees relied upon data assembled by Keil Fiduciary Strategies LLC (“KFS”), a third-party research provider (not affiliated with the Advisor), which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the Funds and expense comparisons to peer groups, as well as data provided by the Advisor.

Ultimately, the Independent Trustees concluded that the Advisor has a strong long-term record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the Sub-Advisors. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies and that the Advisor’s record in managing each Fund supported the conclusion that its continued management should benefit each Fund and its shareholders.

Advisory fees and total expenses. The Independent Trustees recalled their discussions during the Prior 15(c) Meeting and reviewed the advisory fees and total expenses of each Fund (each as a percentage of each Fund’s average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the KFS data. According to the KFS data, each Fund had relatively high advisory fees, but the Independent Trustees noted that the Advisor’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Independent Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Advisor. The Independent Trustees found that the total expenses for each of the Funds were in the higher range of their core style peers. However, when compared to manager-of-manager peers, the total expenses for each Fund were above, but generally closer to, the median. The Independent Trustees considered the manager-of-manager comparisons to be more apposite because they more closely reflected the structure of the Funds. Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the Funds. The Independent Trustees also considered that the advisory fees and total expenses of each Fund would not change as a result of the Transaction and the approval of the New Advisory Agreement.

The Advisor’s financial information. The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the projected financial condition of the Advisor after the change of control that would result from the completion of the Transaction. The Independent Trustees further considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s costs and profitability. The Independent Trustees first noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Independent Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds after the closing of the Transaction, and that the Advisor’s profits under the Current Advisory Agreement were in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

Economies of scale. The Independent Trustees also noted that the Advisor had taken steps to reduce expenses. The Independent Trustees considered the economies of scale the Funds have experienced and are experiencing and the Advisor’s commitment to regulate each Fund’s total expenses and ensure that the expenses of each Fund are fair and reasonable. The Independent Trustees concluded that the Advisor had taken steps to ensure that shareholders of the Funds benefit as the sizes of the Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost only basis.

Ancillary benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

Considerations specific to the Transaction. The Independent Trustees considered the expected impact of the Transaction on the Advisor and its ability to serve the Funds. The Independent Trustees noted that the Advisor is uniquely qualified to provide investment advisory and non-advisory management services to the Funds because of the experience, strength and depth of its management team, its years of experience in evaluating and recommending mutual funds, its reputation in the industry, and its long-term commitment to provide exceptional services to its clients, including the Funds. They also considered the expected benefits and costs to shareholders as a result of the Transaction, noting in particular that the New Advisory Agreement is substantially identical to the Current Advisory Agreement, that the advisory fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement, that the services to be provided by the Advisor pursuant to the New Advisory Agreement are expected to be provided with the same level of commitment, that the fee waivers and/or expense reimbursements the Advisor has agreed to with respect to any Fund would not change, that the continued retention of the Advisor would minimize the disruption of the Funds’ operations and would not cause the Trust to incur additional costs and expenses that are necessary if a new investment adviser were to be hired, and that no change in the Advisor’s management and investment teams serving the Trust is expected to result from the Transaction. The Independent Trustees also considered the Advisor’s relationships with the Sub-Advisors, the discounted sub-advisory fees the Advisor had negotiated for the Funds, the investments of LGAM principals and client accounts in the Funds, and the advisory fees voluntarily waived and not recouped by the Advisor. Based on the information provided by the Advisor, the Independent Trustees concluded that the Transaction is not likely to result in any diminution of the Advisor’s financial resources or its ability to continue to serve the Funds, or to otherwise destabilize the Advisor or its management or personnel. The Independent Trustees also received substantial information about iMGP, including information about its business and resources. Additionally, the Independent Trustees received a presentation from senior management at iMGP, at its February 18, 2021 meeting. The Independent Trustees discussed the anticipated benefits to the Funds and their shareholders resulting from the Transaction, including the potential for iMGP’s interest in LGAM and, indirectly, the Advisor, to provide additional resources that could benefit the Funds and their shareholders.

On the basis of these and other factors, the Board, and the Independent Trustees separately, concluded that the continued engagement of the Advisor to provide investment advisory and non-advisory management services to the Funds would be in the best interests of each Fund. The Board did not identify any material factors that would weigh against approval of the New Advisory Agreement. The Board, and the Independent Trustees separately, then voted unanimously to approve the New Advisory Agreement, including the advisory fee rates proposed in the New Advisory Agreement, in respect of each Fund for a period not to exceed two years commencing immediately following Fund shareholder approval of the New Advisory Agreement, and to recommend to shareholders of each Fund that they approve the New Advisory Agreement.

Vote Required

Approval of Proposal 1, the approval of the New Advisory Agreement for a Fund, requires the affirmative vote of the “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote on Proposal 1 in the aggregate as one class, and not by class of shares, with each Fund voting separately. If approved by shareholders, the New Advisory Agreement will take effect upon the consummation of the Transaction.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR”

THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 2

ELECTION OF FIVE TRUSTEES

Background

The Board currently consists of three Independent Trustees, Messrs. Frederick A. Eigenbrod, Jr. and Harold M. Shefrin, and Ms. Julie Allecta, and one Interested Trustee, Mr. Jeremy L. DeGroot. Each current Trustee was elected to the Board by shareholders of the Trust, except for Ms. Allecta, who was appointed by the Board in 2013. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment.

In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the SEC, the Trust must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Independent Trustees. The Board believes that it is in the best interest of the Trust and its shareholders to continue to rely on the Exemptive Rules. The Board also believes that it is good governance practice to have a majority of its members be Independent Trustees. If at any time less than a majority of the Trustees then holding office were elected by shareholders of the Trust, the Board will be required pursuant to Section 16(a) of the 1940 Act to call a shareholder meeting to elect Trustees as promptly as possible and in any event within 60 days.

To provide the Board with the flexibility to fill vacancies, at the Board Meeting, the Board, including the Independent Trustees, nominated Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard for election as Trustees by shareholders of the Trust. In connection with Ms. Allecta’s appointment to the Board in 2013 and Messrs. Bird’s, DePriest’s and Seeley’s and Ms. Borggaard’s nominations to the Board in 2021, the Board reviewed their biographical information, experiences, and other factors deemed relevant by the Board.

The Nominees are submitted for election by the holders of all shares of all classes of the Trust, voting together as a single class. The Nominees will serve in accordance with the Agreement and Declaration of Trust and the Third Amended and Restated By-laws of the Trust. If the Nominees are elected to the Board at the Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard have indicated that they are able and willing to serve (or continue to serve, as the case may be) as Trustee if elected. If for any reason a Nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise. If shareholders do not elect Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard, Ms. Allecta would continue serving on the Board but would not be considered to have been elected by shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Messrs. Bird, DePriest and Seeley and Mses. Allecta and Borggaard are elected to the Board at the Meeting.

Trustees and Officers

Information regarding the current Trustees, the Nominees, and the executive officers of the Trust is set forth below. Each Trustee holds office during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed. Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding shares of the Trust or by action of a majority of the Trustees. Each officer serves until he resigns or is removed by the Board or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board.

Current Trustees and the Nominees

The following tables provide information concerning the current Trustees and Nominees for election by shareholders.

Independent Trustees/Independent Nominees

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex to be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
Independent Trustees
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None

Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust (mutual funds)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex to be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
Independent Nominees+
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	6	Forward Funds (mutual funds); Salient MS Trust (mutual funds); Salient Midstream & MLP Fund (closed-end fund)

Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	N/A	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016 - 2020.	6	Sonen Capital LLC; Global Giving Foundation (impact not-for-profit organization)

Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	N/A	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	6	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management)

Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	N/A	General Counsel, ApplePie Capital, Inc. (franchise financing) since 2019; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	6	None

+ The Board considered various factors in determining that Mses. Allecta and Borggaard and Messrs. Bird and DePriest are not “interested persons” of the Trust, as defined in the 1940 Act, including, but not limited to, their principal occupation, professional or personal affiliations, family relationships and existing or past directorships.

Interested Trustees/Interested Nominee*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Interested Trustee*
Jeremy L. DeGroot 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	6	None

Interested Nominee*
Jeffrey K. Seeley 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee	N/A	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	6	None

*	Trustees are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor and LGAM.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board, intangible qualities each Nominee possesses, and the fact that the Nominees have been serving on the Board, or on the boards of other organizations, for a period of time. The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes or Skills.”

Officers

The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jeremy L. DeGroot 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Stephen M. Savage 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.

John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning the Board

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, which are discussed in greater detail under “ Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board has also designated Ms. Allecta as the lead Independent Trustee. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. DeGroot serves as the Chairman of the Board and President of the Trust and Chief Investment Officer of the Advisor. Mr. DeGroot is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor. In developing the Board’s structure, the Board has determined that Mr. DeGroot’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit and Nominating Committees and the appointment of a lead Independent Trustee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from a “Valuation Committee,” composed of the following senior employees of the Advisor: John M. Coughlan, Jeremy L. DeGroot, Jack Chee, Rajat Jain and Jason Steuerwalt. The Valuation Committee operates pursuant to the Trust’s Valuation Procedures, as approved by the Board. The Valuation Committee reports to the Board on the valuation of the Funds’ portfolio securities, reviews the performance of each approved pricing service, and recommends to the Board for approval pricing agents for the valuation of Fund holdings.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Board’s Consideration of Each Trustee’s and Nominee’s Qualification, Experience, Attributes or Skills

The Board’s Nominating Committee, which is composed exclusively of Independent Trustees, identified possible candidates through its own connections as well as soliciting any recommendations for possible candidates from the Advisor, iMGP and other sources. The Nominating Committee identified the skills, attributes, characteristics and types of experience and expertise that it sought in possible nominees as additional trustees. The Nominating Committee then interviewed a number of candidates and deliberated in making the nominations included in this Proxy Statement. The consensus of the Nominating Committee was that each Nominee has investment management industry or other financial experience, board experience and other qualifications that would be useful to the Board in fulfilling its fiduciary responsibilities to the Funds and their shareholders. The full Board approved the nominations recommended by the Nominating Committee. One of the Nominees is a currently serving Independent Trustee for the Trust.

The Board believes that each of the Trustees and Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees and Nominees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees and Nominees have served on boards for organizations other than the Trust, and the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and Nominee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Independent Nominees

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds since 2012, the board of trustees of the Salient MS Trust since 2015, and the board of directors of the Salient Midstream & MLP Fund since 2017. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014. Ms. Allecta has served as a Trustee since 2013 and as lead Independent Trustee since 2021.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird currently serves on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issue including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Interested Nominee

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Remaining Independent Trustees

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Remaining Interested Trustee

Mr. DeGroot’s Trustee Attributes include his position as principal and Chief Investment Officer of LGAM. In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and portfolio tactical allocation decisions. Mr. DeGroot is also Portfolio Manager of the Alternative Strategies Fund and Co-Portfolio Manager of the Equity Fund, the International Fund, the High Income Alternatives Fund, the SBH Focused Small Value Fund and the Oldfield International Value Fund. He is frequently quoted in the national media in the areas of asset allocation and manager selection. He holds the Chartered Financial Analyst® (CFA®) designation. Mr. DeGroot also has prior experience as an economics consultant and economist.

Board Meetings and Board Committees

The Board has three standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. (Chairman)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D.	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Nominating Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2020
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. (Chairman) Harold M. Shefrin, Ph.D.	Responsible for evaluating the size and compensation of the Board and seeking and reviewing candidates for consideration as nominees for Trustees.	0

During the fiscal year ended December 31, 2020, the Board held 5 meetings, and each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

The Nominating Committee identifies and screens Trustee candidates for appointment to the Board, and submits final recommendations to the full Board for approval. The Nominating Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, and officers of the Trust, the Advisor, and service providers of the Trust. Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating Committee believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Trustee may not have the same value for another). However, the Nominating Committee believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Nominating Committee believes that the Trustees and the Nominees satisfy this standard.

The Nominating Committee has adopted a Charter. That Charter can be viewed here: www.partnerselectfunds.com/fund-literature/. As noted in that Charter, the Nominating Committee will consider any candidate for Trustee recommended by a current shareholder if the Nominating Committee is required by law to do so. Any such recommendation shall be submitted in writing to the Trust’s offices and must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. The Nominating Committee, however, is not required to solicit recommendations from the Trust’s shareholders. The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee.

Ownership of Securities

As of the Record Date, the Trustees and Nominees owned the following dollar range of shares of the Funds(1):

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	High Income Alternatives Fund	E	E

Thomas W. Bird	N/A	A	A

Jennifer M. Borggaard	N/A	A	A

Jonathan W. DePriest	N/A	A	A

Frederick A. Eigenbrod, Jr., Ph.D.	Equity Fund	D	E
	International Fund	C
	Alternative Strategies Fund	E
	High Income Alternatives Fund	D
	Oldfield International Value Fund	C

Harold M. Shefrin, Ph.D.	International Fund	E	E

Interested Trustees
Jeremy DeGroot	Equity Fund	E	E

	International Fund	E
	Alternative Strategies Fund	E
	High Income Alternatives Fund	E
	SBH Focused Small Value Fund	E
	Oldfield International Value Fund	D

Jeffrey Seeley	N/A	A	A

(1) Dollar Range of Equity Securities in the Fund:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2) As of the Record Date, the Trustees each oversaw six registered investment companies in the fund complex.

Trustee Compensation

The officers of the Trust and the Interested Trustees receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of the Advisor may receive remuneration indirectly because the Advisor receives advisory fees from the Funds. The Independent Trustees each receive (i) an annual fee of $100,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees and (ii) effective February 10, 2021, an attendance fee in the amount of $6,000 for each special meeting of the Board. The Advisor has agreed, until the second anniversary of the closing of the Transaction, to reimburse the Funds for one-half of the extra expenses associated with adding the additional three Independent Trustees proposed for election. The aggregate compensation paid by each Fund of the Trust to each of the Trustees during the fiscal year ended December 31, 2020 is set forth below:

Aggregate Compensation Paid from the Funds

Name of Person, Position	Equity Fund	International Fund	Smaller Companies Fund+	Alternative Strategies Fund	High Income Alternatives Fund	SBH Focused Small Value Fund	Oldfield International Value Fund	Total Compensation from Trust Paid to Trustees
Independent Trustee Nominees
Julie Allecta, Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Independent Trustees
Frederick A. Eigenbrod, Jr., Ph.D., Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Harold M. Shefrin, Ph.D., Trustee	$16,340	$17,382	$9,284	$40,393	$13,549	$3,052	$0	$100,000
Interested Trustee*
Jeremy DeGroot, President and Trustee*	None	None	None	None	None	None	None	None
+	The PartnerSelect Smaller Companies Fund (“Smaller Companies Fund”) was reorganized into the SBH Focused Small Value Fund on October 15, 2020.
*	As of December 31, 2020, Mr. DeGroot was an Interested Trustee because of his relationship with the Advisor and accordingly served on the Board without compensation.

Legal Proceedings

The Board is not aware of any legal proceedings involving any of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “Current Trustees and the Nominees” above.

Information Related to the Audit Committee and the Auditor

Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen” or the “Auditor”), can be found in Exhibit B.

Fees Paid to Cohen

The Auditor for the fiscal year ended December 31, 2020 was Cohen. The following table sets forth the aggregate fees billed by Cohen for each Fund’s most recent two fiscal years for (i) professional services rendered for audit services, including the audit or review of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services reasonably related to the audit or review of each Fund’s financial statements not reported under (i); (iii) professional services rendered for tax compliance, tax advice and tax planning; and (iv) other products and services not reported in (i), (ii) or (iii).

Fund	Fiscal Year Ended 12/31	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Equity Fund	2020	$16,500	$0	$4,000	$0
	2019	$16,500	$0	$4,000	$0
International Fund	2020	$19,500	$0	$5,000	$0
	2019	$19,500	$0	$5,000	$0
Alternative Strategies Fund	2020	$86,000	$0	$9,000	$0
	2019	$86,000	$0	$9,000	$0
High Income Alternatives Fund	2020	$30,000	$0	$5,000	$0
	2019	$30,000	$0	$5,000	$0
Smaller Companies Fund*	2020	N/A	$0	N/A	$0
	2019	$10,725	$0	$2,600	$0
SBH Focused Small Value Fund**	2020	$15,725	$0	$3,600	$0
	2019	N/A	N/A	N/A	N/A
Oldfield International Value Fund***	2020	$14,500	$0	$3,500	$0
	2019	N/A	N/A	N/A	N/A

* The PartnerSelect Smaller Companies Fund (“Smaller Companies Fund”) was reorganized into the SBH Focused Small Value Fund on October 15, 2020.

** The SBH Focused Small Value Fund commenced operations on July 31, 2020.

***The Oldfield International Value Fund commenced operations on November 30, 2020.

The Tax Fees for each Fund for fiscal years 2020 and 2019 relate to the preparation of each Fund’s income and excise tax returns and the review of each Fund’s annual excise tax distribution calculations, and all of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

Vote Required

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund or share class, at the Meeting is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected, and therefore, to be elected, a Nominee must be one of the five nominees receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE

“FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Stephen M. Savage, c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

The principal underwriter of the Fund’s shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

State Street Bank and Trust Company serves as the administrator (the “Administrator”) of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at One Lincoln Street, Boston, Massachusetts 02111.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on March 18, 2021, the Record Date, will be entitled to notice of and to be present and vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the Funds have the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of the Funds are entitled:

Fund	Shares Outstanding as of Record Date (March 18, 2021)
Equity Fund
Institutional Class	13,429,840.268

International Fund
Institutional Class	17,655,281.643

Alternative Strategies Fund
Institutional Class	115,089,785.438
Investor Class	6,207,738.679

High Income Alternatives Fund
Institutional Class	8,560,121.402

SBH Focused Small Value Fund
Institutional Class	4,228,831.765

Oldfield International Value Fund
Institutional Class	1,628,463.783

Management Ownership. As of the Record Date, to the best of the knowledge of the Trust, no current Trustee of the Trust, including the Nominees, beneficially owned 1% or more of the outstanding shares of the Funds, and the Trustees and the officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of the Funds. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Funds’ Sub-Advisors, the Distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Funds.

Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	4,897,420.296	36.47%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	1,698,351.056	12.65%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	826,806.799	6.16%	Record

International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	5,743,093.722	32.53%	Record

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	4,561,255.012	25.84%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,486,906.458	8.42%	Record

Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	39,687,943.74	34.48%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	24,842,564.64	21.59%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	11,245,568.48	9.77%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	6,126,700.025	5.32%	Record
Alternative Strategies Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	2,769,514.57	44.61%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	2,210,824.668	35.61%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	464,533.891	7.48%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	314,030.942	5.06%	Record

High Income Alternatives Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,489,149.078	75.81%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,374,187.866	16.05%	Record

SBH Focused Small Value Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	2,027,742.105	47.95%	Record

E*Trade Savings Bank P.O. Box 6053 Englewood, CO 80155-6503	694,615.618	16.43%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	446,122.85	10.55%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	227,675.614	5.38%	Record

Oldfield International Value Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,184,566.701	72.74%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	321,004.551	19.71%	Record

Interested Persons of the Trust and the Funds

Messrs. Mr. DeGroot, a Trustee of the Trust, and Mr. Seeley, a Nominee, are deemed to be “interested persons” of the Trust and the Funds, as defined in the 1940 Act, because of their management roles with the Advisor and LGAM and their ownership position with an affiliate of the Advisor. Accordingly, they may be considered to have an indirect interest with respect to Proposal 1 because the Advisor’s advisory services to the Funds would continue if the New Advisory Agreement is approved.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-960-0188 or write to the Funds c/o 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Exhibit A

NEW ADVISORY AGREEMENT

LITMAN GREGORY FUNDS TRUST

UNIFIED

INVESTMENT ADVISORY AGREEMENT

THIS UNIFIED INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the [__] day of [_________], 2021, by and between LITMAN GREGORY FUNDS TRUST, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust listed in Appendix A (the “Funds”), which Appendix A may be amended from time to time, and LITMAN GREGORY FUND ADVISORS, LLC, a California limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, each of the Funds is a series of the Trust having separate assets and liabilities;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment management services as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.      Appointment of Advisor. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services to the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.      Duties of Advisor.

(a)                General Duties. The Advisor shall act as investment adviser to the Funds and shall supervise the investments of the Funds and provide management services to the Funds in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the governing documents of each Fund and the Trust, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, each Fund’s prospectus, statement of additional information and undertakings, and such other limitations, policies and procedures as the Board of Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall:

(i)                               furnish each Fund with advice and recommendations with respect to the selection and continued employment of investment managers to manage the actual investment of each Fund’s assets;

(ii)                              direct the allocation of each Fund’s assets among such investment managers;

(iii)                             oversee the investments made by such investment managers on behalf of each Fund, subject to the ultimate supervision and direction of the Board of Trustees;

(iv)                             oversee the actions of the investment managers with respect to voting proxies for each Fund, complying with the proxy voting policies of each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund;

(v)                               maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Funds or an investment manager;

(vi)                             furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and

(vii)                             render to the Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)                Brokerage. The Advisor shall not be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, or for negotiation of brokerage commission rates.

Subject to such policies as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of an investment manager having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust.

(c)                Transactions with Sub-Advisors. In any case in which there are two or more sub-advisors responsible for providing investment advice to a Fund, the Advisor may enter into a transaction on behalf of such Fund with a sub-advisor of the Fund (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10, or Rule 12d3-1 under the 1940 Act, only if (i) the Advisor is responsible for providing investment advice with respect to a portion of the portfolio of the Fund, the assets of which portion are involved in the contemplated transaction, and (ii) the sub-advisor is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3.      Representations of the Advisor.

(a)                The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b)                The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)                The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)                The Advisor shall maintain errors and omissions insurance in the following amounts throughout the term of this Agreement:

Total Assets of the Funds	E & O Policy Limit
Up to $500 million	$1 million
$500 million - $1 billion	$2 million
$1 billion - $1.5 billion	$3 million
$1.5 billion - $2 billion	$4 million
Above $2 billion	$5 million

4.        Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.        Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.        Expenses.

(a)                With respect to the operation of the Funds, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Funds including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the investment managers selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any investment manager. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)                The Trust and the Funds are responsible for and have assumed the obligation for payment of all of the Funds’ expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of each Fund’s shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of the Funds’ custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating each Fund’s daily net asset value and of maintaining each Fund’s books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Funds which inure to each Fund’s benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration of each Fund’s shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of each Fund’s operations plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)                The Advisor may voluntarily absorb certain Trust and Fund expenses or waive or reduce the Advisor’s own advisory fee.

(d)                To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Trust or a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the applicable Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.      Investment Advisory Fee.

(a)                Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment advisory and management services furnished or provided to such Fund pursuant to this Agreement, an annual advisory fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Advisor.

(b)                The advisory fee shall be computed on the value of the net assets of each Fund as of the close of business each day. The advisory fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c)                If this Agreement becomes effective after the first day of a calendar month or is terminated before the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable, as applicable, (i) on the first business day of the first month following the effective date of this Agreement, or (ii) within ten (10) days after the date of termination of this Agreement.

(d)                The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Funds and as required under any expense limitation applicable to the Funds.

(e)                Fee Reduction. The Advisor may, but is not required to, reduce all or a portion of its fees and/or reimburse the Funds for other expenses in order to decrease the operating expenses of the Funds. Any such reduction, reimbursement, or payment (collectively “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Advisor may also agree contractually to limit a Fund’s operating expenses. To the extent such an expense limitation has been agreed to by the Advisor and such limit has been disclosed to shareholders of such Fund in the Fund’s prospectus, the Advisor may not change the limitation without first disclosing the change in an updated prospectus.

The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Board of Trustees and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the applicable Fund’s ordinary operating expenses for the current year and cannot cause the Fund to exceed any more restrictive limitation to which the Advisor has agreed in making such reimbursement.

(f)                The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.      Fund Share Activities. The Advisor agrees that neither it nor any of its directors, partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the director, partners, officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its director, partners, officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for such Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.      Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.      Reports and Access. The Advisor agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.      Advisor’s Liabilities and Indemnification.

(a)                The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or another third party for inclusion therein.

(b)                The Advisor shall be liable to the applicable Fund for any loss (including brokerage charges) incurred by such Fund as a result of any improper investment made by any investment manager if the impropriety of such investment should have been known by the Advisor.

(c)                In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(d)                Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, partners, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)                No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director, partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.      Non-Exclusivity; Trading for Advisor’s Own Account; Code of Ethics. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement.

The Advisor (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act; (ii) has provided the Funds with a copy of evidence of the adoption of the code of ethics by the Advisor; and (iii) will make such reports to the Funds as are required by Rule 17j-1 under the Investment Company Act. The Advisor’s code of ethics has been approved by the Board of Trustees. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the SEC thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

13.      Term. This Agreement shall become effective (i) with respect to any existing Fund, as of the date hereof; and (ii) with respect to a new Fund, at the time such Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the applicable Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14.      Termination; No Assignment.

(a)                This Agreement may be terminated at any time without payment of any penalty (i) by the Trust, on behalf of a Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to the Advisor, and (ii) by the Advisor upon sixty (60) days’ written notice to the applicable Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the applicable Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)                This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15.      Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (1) to treat confidentially and as proprietary information of the Trust and the Funds (a) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust or and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

16.      Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Funds have adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Funds’ Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust. The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17.      Certifications; Disclosure Controls and Procedures. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures. The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

18.      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.      Notice of Declaration of Trust. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

20.      Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.      Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

LITMAN GREGORY FUNDS TRUST on behalf of its series listed on Appendix A		LITMAN GREGORY FUND ADVISORS, LLC

By:		By:
Name:	Jeremy L. DeGroot	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Appendix A

FUND SCHEDULE – LITMAN GREGORY FUNDS TRUST

(as of [_________], 2021)

Fund	Effective Date
• PartnerSelect Equity Fund	[________], 2021
• PartnerSelect International Fund	[________], 2021
• PartnerSelect Alternative Strategies Fund	[________], 2021
• PartnerSelect High Income Alternatives Fund	[________], 2021
• PartnerSelect SBH Focused Small Value Fund	[________], 2021
• PartnerSelect Oldfield International Value Fund	[________], 2021

LITMAN GREGORY FUNDS TRUST on behalf of its series listed above		LITMAN GREGORY FUND ADVISORS, LLC

By:		By:
Name:	Jeremy L. DeGroot	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Appendix B

FEE SCHEDULE – LITMAN GREGORY FUNDS TRUST

(as of [_________], 2021)

Fund	Fee Rate

• PartnerSelect Equity Fund	1.10% of the Fund’s daily net assets up to $750 million 1.00% of the Fund’s daily net assets in excess of $750 million

• PartnerSelect International Fund	1.10% of the Fund’s daily net assets up to $1 billion 1.00% of the Fund’s daily net assets in excess of $1 billion

• PartnerSelect Alternative Strategies Fund

1.40% of the Fund’s daily net assets up to $2 billion

1.30% of the Fund’s daily net assets between $2 billion and $3 billion

1.25% of the Fund’s daily net assets between $3 billion and $4 billion

1.20% of the Fund’s daily net assets in excess of $4 billion

• PartnerSelect High Income Alternatives Fund

0.95% of the Fund’s daily net assets up to $1 billion

0.925% of the Fund’s daily net assets between $1 billion and $2 billion

0.90% of the Fund’s daily net assets between $2 billion and $3 billion

0.875% of the Fund’s daily net assets between $3 billion and $4 billion

0.85% of the Fund’s daily net assets in excess of $4 billion

• PartnerSelect SBH Focused Small Value Fund	1.00% of the Fund’s daily net assets

• PartnerSelect Oldfield International Value Fund	0.70% of the Fund’s daily net assets

LITMAN GREGORY FUNDS TRUST on behalf of its series listed above		LITMAN GREGORY FUND ADVISORS, LLC

By:		By:
Name:	Jeremy L. DeGroot	Name:	John M. Coughlan
Title:	President	Title:	Chief Operating Officer

Exhibit B

Information Relating to the Audit Committee and the Auditor

The Auditor

The Audit Committee and the Board, including a majority of the Independent Trustees, have selected Cohen & Company, Ltd. (the “Auditor”) as the independent registered public accounting firm for the Funds. The Auditor, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Funds. The Audit Committee approved the engagement of the Auditor as each Fund’s independent registered public accounting firm for the Fund’s current fiscal year. The Auditor provides audit and audit-related services as well as tax services to the Funds. The Auditor’s business address is 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

The reports of the Auditor on each Fund’s financial statements for each of the last two fiscal years audited by the Auditor contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with the Auditor during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Auditor, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of the Auditor are not expected to be at the Meeting to answer questions relating to the services provided or to be provided to the Funds. However, a representative of the Auditor could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible, among other things, for selecting, overseeing and setting the compensation of the Auditor and for acting as liaison between the Auditor and the Board. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee pre-approves (1) all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, and (2) all non-audit services to be provided to the Advisor and certain control persons of the Advisor by the Auditor if such services have a direct impact on the operations or financial reporting of the Trust, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1.	Selection of Auditor and Approval of Fees.

a.

The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Advisor or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

b.

The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

2.

Independence of the Auditor. The Audit Committee shall evaluate all audit-related services and permissible non-audit services performed or to be performed by the Auditor to ensure that such services do not impair the independence of the Auditor. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor and that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor. The Audit Committee shall seek appropriate assurances from the Auditor that the Auditor is not performing any prohibited non-audit services as defined by applicable regulations and standards.

.

3.	Pre-Approval of Auditor Services.

a.	Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either

i.	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

ii.

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

b.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

c.

Pre-Approval of Non-Audit Services Provided to the Advisor and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Advisor and (ii) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust. The De Minimis exceptions set forth above under section 3.b apply to pre-approvals under this section 3.c as well, except that the “total amount of revenues” calculation for section 3.c services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this section (i.e., the Advisor or any control person).

Audit and Related Fees

The fees paid to the Auditor for services provided to the Funds for the most recent two fiscal years are indicated in the table under “Fees Paid to Cohen” in Proposal 2 of the Proxy Statement. In addition:

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures. With respect to all Funds, during fiscal years 2020 and 2019, (i) $0 was charged by Cohen for audit-related or other services; and (ii) 100% of the Tax Fees charged by Cohen, as indicated in the table under “Fees Paid to Cohen,” were required to be pre-approved, and were pre-approved, by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of Cohen. For fiscal year 2020, less than 50% of hours expended on Cohen’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than Cohen’s full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by Cohen for services rendered to the Trust and any Service Affiliate1 were $0 in the fiscal years 2020 and 2019.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates by Cohen in fiscal years 2020 and 2019 and therefore no impact on the independence of Cohen.

1 A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Trust.

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect Equity Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect Equity Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect Equity Fund, and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect International Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect International Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect International Fund, and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect Alternative Strategies Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect Alternative Strategies Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect Alternative Strategies Fund, and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect High Income Alternatives Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect High Income Alternatives Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect High Income Alternatives Fund and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect SBH Focused Small Value Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect SBH Focused Small Value Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect SBH Focused Small Value Fund, and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE

PROXY CARD

YOUR VOTE IS IMPORTANT!

PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE REGISTERED TO:

VOTER PROFILE:

Voter ID:                                             Security ID:

Household ID:

**please call the phone number to the right for more information

YOUR CONTROL NUMBER:

Please return the entire document – do not tear

Special Meeting of Shareholders for PartnerSelect Oldfield International Value Fund

May 14, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Jeremy L. DeGroot, Stephen M. Savage and John M. Coughlan, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the PartnerSelect Oldfield International Value Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at the offices of Litman Gregory Fund Advisors, LLC, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, at 9:00 a.m. (Pacific time) on Friday, May 14, 2021, or at any adjournment thereof, upon each Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by the shareholders. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted in accordance with the Trustees’ recommendation as set forth in the Proxy Statement and, in the appointed proxies’ discretion, upon such other business as may properly come before the meeting.

Do you have questions? If you have questions about how to vote your proxy, or about the Special Meeting in general, please call toll-free 800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. The proxy statement for this Special Meeting is available at: https://vote.proxyonline.com/Litman/docs/specialmeeting2021.pdf

BAR CODE

PROXY CARD

AUTHORIZE:

Please date and sign exactly as your name appears in the address block on the reverse side. When signing as the authorized representative of a corporation or partnership, or as attorney, administrator, executor, trustee or guardian, please show your full title or indicate the capacity in which you are signing.

MEMBER SIGNATURE:	DATE:

. (Note: Only one Member signature is needed above)

The Board of Trustees recommends a vote FOR all Nominees and Proposals:

Please cast your vote FOR, AGAINST, or ABSTAIN each of the following Proposals:

Please mark votes as in this example      ☒

PROPOSALS:
			FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement by and between the Trust, on behalf of PartnerSelect Oldfield International Value Fund, and the Advisor.		☐	☐	☐
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

2.	To elect five Trustees to the Board of Trustees of the Trust:		☐	☐	☐

Nominees:

	1) Julie Allecta	2) Thomas W. Bird

	3) Jennifer M. Borggaard	4) Jonathan W. DePriest

5) Jeffrey K. Seeley

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the excluded nominee(s) below:

3.	To Transact Other Business

BAR CODE